                                                                 EXHIBIT 10.6(b)


                        MANAGEMENT/OPERATING AGREEMENT
                        ------------------------------

          THIS AGREEMENT is made as of this 1st day of March, 1991, by and between Orange-Madison Cooperative Farm Service, Inc. ("Orange-Madison"), a nonstock corporation organized pursuant to the Virginia Agricultural Association Act, and Southern States Cooperative, Inc. ("Southern States"), a corporation organized pursuant to the Virginia Agricultural Cooperative Association Act.

                             --------------------

               Orange-Madison is an agricultural cooperative association organized and operated for the mutual help and benefit of the members thereof.

               Orange-Madison owns and operates three retail stores located in Madison, Orange, and Gordonsville, Virginia and various other facilities and equipment.

               Southern States is an agricultural cooperative association organized and operated for the mutual help and benefit of the members thereof.

               Southern States, among other services that it provides to its members, has the ability and the expertise to provide management and related services to independent local agricultural cooperative associations in an efficient and cost-effective manner.

               Orange-Madison has experienced operating losses for the past several operating years and has been exploring and investigating various alternatives to eliminate future operating losses while continuing to provide a full range of services to its member-patrons.

               In an effort, and with the intention, to (i) retain ownership of its assets, (ii) retain its status as an independent local agricultural cooperative association, (iii) eliminate future operating losses, and (iv) continue to provide a full range of services to its member-patrons, Orange-Madison has discussed with Southern States various arrangements whereby Southern States would furnish supplies and render certain management and related services to certain activities of Orange-Madison.

               Southern States is willing to furnish supplies and to render management and related services to certain activities of Orange-Madison as set forth in this Agreement.

               Orange-Madison desires to retain Southern States to furnish supplies and to render management and related services for certain activities of Orange-Madison as set forth in this Agreement.

                        ------------------------------

          NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, Orange-Madison and Southern States agree as follows:

          1.   Definitions. As used herein, the following terms shall have the
               -----------
following meanings:

               a.   Advance Account Rate. The term "Advance Account Rate" shall
                    --------------------
mean the Co-Bank National Seasonal Variable Rate (as it exists from time to time), plus one-quarter percent (1/4%).

               b.   Business. The term "Business" shall mean the activities and
                    --------
business directly associated with or relating to Managed Assets, including the operations relating to the retail stores and the facilities included among the Managed Assets but excluding the operations relating to the facilities included among the Excluded Assets.

               c.   Claims. The term "Claims" shall include, without limitation,
                    ------
claims, demands, suits, causes of action for personal injury or property damage (including any depreciation of property values, lost use of property, consequential damages arising directly or indirectly out of Environmental Conditions); actual or threatened damages to natural resources; claims for the recovery of response costs or administrative or judicial orders directing the performance of investigations, response or remedial actions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), 42 U.S.C. (S) 9601, et seq.; the Toxic Substance Control Act ("TSCA"), 15 U.S.C.
                    -- ---
(S) 2601, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. (S)
          -- ---
1802, et seq.; the Resources Conservation and Recovery Act ("RCRA"), 42 U.S.C.
      -- ---
(S) 9601, et seq.; the Clean Water Act ("CWA"), 33 U.S.C. (S) 1251, et seq.; the
          -- ---                                                    -- ---
Safe Drinking Water Act, 42 U.S.C. (S) 300(f), et seq.; the Clean Air Act
                                               -- ---
("CAA"), 42 U.S.C. (S) 7401, et seq. or other Environmental Laws, including the
                             -- ---
laws and regulations promulgated by the Commonwealth of Virginia; a requirement to implement "corrective action" pursuant to any order or permit issued pursuant to RCRA; claims for restitution, contribution or equitable indemnity from third parties or any governmental agency; fines, penalties, liens against property; claims for injunctive relief or other orders or notices of violation from federal, state or local agencies or courts; and, with regard to any present or former employees, exposure to or injury from Environmental Conditions or Environmental Noncompliance.

               d.   Effective Date. The term "Effective Date" shall mean March
                    --------------
1, 1991, on which date Southern States shall assume its duties with respect to the management of the Business and the Managed Assets.

               e.   Environmental Conditions. The term "Environmental
                    ------------------------
Conditions" shall mean conditions of the environment, including the natural resources (including flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or the ambient air, relating to or arising out of the use, handling, storage, treatment, recycling, generation, transportation, off-site shipment, release, spilling, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, disposal, dumping or threatened release of Hazardous Materials by Orange-Madison or Orange-Madison's predecessors in interest, agents, representatives, employees or independent contractors.

               f.   Environmental Expenses. The term "Environmental Expenses"
                    ----------------------
shall include any liability, loss, cost or expense including, without limitation, costs of investigation, cleanup, remedial or response action, the costs associated with posting financial assurances for the completion of response, remedial or corrective actions, the preparation of any closure or other necessary or required plans or analyses or other reports or analyses submitted to or prepared by regulating agencies, including the cost of health assessments, epidemiological studies and the like, retention of engineers and other expert consultants, legal counsel, capital improvements, operation and maintenance testing and monitoring costs, power and utility costs and pumping taxes or fees, and administrative costs incurred by governmental agencies.

               g.   Environmental Laws. The term "Environmental Laws" shall mean
                    ------------------
CERCLA, TSCA, the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1802, et
                                                                              --
seq., RCRA, CWA, the Safe Drinking Water Act, 42 U.S.C. (S) 300(f), et seq.,
---                                                                 -- ---
CAA, and the plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other similar laws, regulations, rule or ordinance now or hereafter in effect, including laws and regulations promulgated by the Commonwealth of Virginia.

               h.   Environmental Noncompliance. The term "Environmental
                    ---------------------------
Noncompliance" means, but is not limited to: (i) the release or threatened release of any Hazardous Materials into the environment, any storm drain, sewer, septic system or publicly owned treatment works, in violation of any effluent or emission limitations, standards or other criteria or guidelines established by any federal, state or local law, regulation, rule, ordinance, plan or order;
(ii) any noncompliance of physical structure, equipment, process or facility with the requirements of building or fire codes, zoning or land use regulations or ordinance, conditional use permits and the like; (iii) any noncompliance with federal, state or local requirements governing occupational safety and health;
(iv) any facility operations, procedures designs, etc., which do not conform to the statutory or regulatory requirements of CERCLA, CAA, CWA, TSCA, RCRA or any other Environmental Laws, including the laws and regulations promulgated by the Commonwealth of Virginia, intended to protect public health, welfare and the environment; (v) the failure to have obtained permits, variances or other authorizations necessary for the legal operation of any equipment, process, facility or any other activity; and (vi) the operation of any facility or equipment in violation of any permit condition, schedule or compliance, administrative or court order and the like.

               i.   Escrow Agreement. The term "Escrow Agreement" shall have the
                    ----------------
meaning ascribed to it in Section 5 hereof.

               j.   Excluded Assets. The term "Excluded Assets" shall mean those
                    ---------------
assets and that property, plant, and equipment owned and/or operated by Orange-Madison on the Effective Date and listed or described on Appendix I attached hereto and incorporated herein by reference.

               k.   Existing Current Assets. The term "Existing Current Assets"
                    -----------------------
shall mean all cash, inventory, and accounts receivable on hand or otherwise owned or held by Orange-Madison on the Effective Date; provided, however, that such term shall not include the Excluded Assets.

               l.   Fixed Capital Requirements. The term "Fixed Capital
                    --------------------------
Requirements" shall mean payments for repairs, improvements, or additions to property, plant, and equipment (which repairs, improvements, and additions relate to the Business and the Managed Assets and are capitalized in accordance with Southern States' policies and procedures as they exist from time to time).

               m.   Hazardous Materials. The term "Hazardous Materials" shall
                    -------------------
mean hazardous substances, hazardous constituents, toxic substances or related materials, whether solids, liquids or gases, including but not limited to substances defined as "hazardous wastes," "hazardous substances, "toxic substances," "pollutants," "contaminants," "chemicals known to the State to cause cancer or reproductive toxicity," "petroleum, crude oil or any fraction thereof" or other similar designations in, or otherwise subject to regulation under CERCLA, TSCA, the Hazardous Materials Transportation Act, 49 U.S.C. (S) 1802, et seq., RCRA, CWA, the Safe Drinking Act, 42 U.S.C. (S) 300(f), et seq.,
      -- ---                                                           -- ---
CAA, and in the plans, rules, regulations or ordinances adopted, or other criteria and guidelines promulgated pursuant to the preceding laws or other Environmental Laws; and any other substances, constituents or wastes subject to environmental regulations under any applicable federal, state or local law, regulation or ordinance now or hereafter in effect.

               n.   Managed Assets. The term "Managed Assets" shall mean all
                    --------------
assets and/or all property, plant, and equipment owned and/or operated by Orange-Madison on the Effective Date other than the Excluded Assets.

               o.   Notice. The term "Notice" shall have the meaning ascribed to
                    ------
it in Section 19(e) hereof.

               p.   Savings or Loss Before Taxes. The term "Savings or Loss
                    ----------------------------
Before Taxes" shall mean the annual results derived from the operations of Orange-Madison, prior to any (i) provision for income taxes, (ii) provision for loss reimbursement under Section 6 hereof, and (iii) any patronage distributions, and as reported to members or shareholders in reports compiled and presented using generally accepting accounting principles ("GAAP").

               q.   Adjustments to Savings or Loss Before Taxes. The term
                    -------------------------------------------
"Adjustments to Savings or Loss Before Taxes" shall mean the sum of (s) the excess of (i) calculated earnings on the proceeds of Existing Current Assets, computed at the Advance Account Rate over (ii) any actual earnings from investing the proceeds of the sale or disposition of the Existing Current Assets, (t) any loss, cost, expense, gain, or earnings associated with or relating, attributable, or allocable to Excluded Assets, (u) any loss, cost, expense, gain or earnings not directly associated with or directly relating, attributable, or allocable to the conduct of the Business or the Managed Assets,
(v) any loss resulting from any Environmental Expenses or Claims of the Managed Assets (to the extent such Environmental Expenses or Claims relate to Environmental Conditions or Environmental Noncompliance existing at the Effective Date) or of the Excluded Assets, (w) any loss or gain resulting from the sale or disposition of Excluded Assets, (x) any write-off or recoveries of accounts receivable (to the extent such accounts receivable are included in Existing Current Assets), (y) any other loss, cost, expense, gain, or earnings of a non-operating nature, or (z) any other loss, cost, expense, gain, or earnings that are associated with or relating, attributable, or allocable to operations prior to the Effective Date or subsequent to the Termination Date, and not previously adjusted in (s) through (y) hereof.

               r.   Operating Losses. "Operating Losses" shall mean Savings or
                    ----------------
Loss Before Taxes reduced or increased by Adjustments to Savings or Loss Before Taxes.

               s.   Term. The term "Term" shall have the meaning ascribed to it
                    ----
in Section 16 hereof.

               t.   Termination Date. The term "Termination Date" shall have the
                    ----------------
meaning ascribed to it in Section 16 hereof.

               u.   Working Capital Requirements. The term "Working Capital
                    ----------------------------
Requirements" shall mean the funds required for, or invested in, accounts receivable, inventory, cash on hand, or other current assets required for, associated with, or relating to the conduct of the Business; provided, however, that the term "Working Capital Requirements" shall not include funds required for retirement of Orange-Madison patron equity.

          2.   Management and Services Generally.
               ---------------------------------

               a. Southern States is hereby retained, under the direction of the Board of Directors of Orange-Madison, to manage and operate the Business and the Managed Assets. Southern States shall render the following services in connection with its management and operation of the Business and the Managed
Assets: (i) management, management supervision, credit administration, accounting, internal auditing, procurement and training of personnel, (ii) general assistance in legal, real estate, engineering, traffic, information and publicity, and merchandising matters, (iii) special marketing services, (iv) distribution of patronage refunds and other patronage notices, and (v) such other services as are expressly described herein, including, but not limited to, services relating to Environmental Expenses, Claims, Environmental Conditions and Environmental Noncompliance as provided in the Agreement or in the Escrow Agreement.

               b. Southern States shall compile financial data generated from its management and operation of the Business and the Managed Assets and from Orange-Madison's management and operation of the Excluded Assets for the preparation of periodic financial reports and the preparation of tax returns for the combined operations of Orange-Madison. Southern States will not be responsible for the generation, analysis or review of such financial information regarding the Excluded Assets and will have no control over the management of the Excluded Assets in order to achieve certain accounting or tax results. Based on and subject to the foregoing, Southern States shall make periodic reports regarding the status of its compilation of such financial data to the Board of Directors of Orange-Madison and shall prepare tax returns and periodic and/or annual reports for Orange-Madison.

               c. For the calendar year ended December 31, 1991, and in consideration of the management of and the services provided to the Business and Managed Assets by Southern States hereunder (including the employment by Southern States of the General Manager described in Section 2(g) hereof), Orange-Madison shall pay to Southern States an annual fee (the "Management Fee") of $150,000.00, which fee shall be payable in equal monthly installments. At the beginning of each calendar year thereafter, Southern States shall advise the Board of Directors of Orange-Madison in writing of the charge to be made by Southern States for the ensuing year as Southern States' management fee for such year; provided, however, that in no event shall such fee be increased from year to year by a percentage greater than the percentage increase in the similar fee charged by Southern States to its managed local cooperatives.

               d. In addition to the Management Fee described in Section 2(c) hereof, Orange-Madison shall pay to Southern States (i) an annual fee (the "RSS Rental Fee") estimated at $27,420.00 in connection with the rental by Orange-Madison of certain retail support systems owned by Southern States and to be installed at the Orange-Madison retail stores, and (ii) an annual fee (the "RSS Maintenance Fee") estimated at $9,360.00 in connection with the agreement by Southern States to service and maintain the retail support systems owned by Southern States and to be installed at the Orange-Madison retail stores.

               e. The Management Fee, the RSS Rental Fee, and the RSS Maintenance Fee, which shall be included in the calculation of Savings or Loss Before Taxes as such term is defined in Section 1 hereof, constitute all of the fees payable by Orange-Madison to Southern States pursuant to this Agreement.

               f. Special charges, such as local legal fees, local consulting fees, appraisals, fees or expenses relating to permitting, advertising, etc., shall be for the account of Orange-Madison, are not included in the Management Fee, and shall be included in the calculation of Savings or Loss Before Taxes as such term is defined in Section 1 hereof; provided, however, that all such charges, as a condition to their inclusion in the calculation of Savings or Loss Before Taxes, must be (i) reasonable in amount, (ii) related to the operation of the Business and the Managed Assets, (iii) unrelated to the Excluded Assets, and
(iv) reasonably acceptable in all respects (including the incurrence thereof) to Southern States. All other special charges, including without limitation those described in Section 2(i) hereof, shall be for the account of Orange-Madison and shall be paid from the proceeds of the sale or other disposition of the Excluded Assets or of the Existing Current Assets. In the event that special charges of the type described in the immediately preceding sentence and reasonable in amount are incurred by Orange-Madison at the direction of the Board of Directors of Orange-Madison after the proceeds of the sale or other disposition of the Excluded Assets have been expended and the proceeds of the sale or other disposition of the Excluded Assets have been expended and the proceeds of the sale or other disposition of Existing Current Assets have been expended in accordance with the provisions of Section 5 hereof, such special charges shall be paid by Orange-Madison; provided, however, that such special charges shall not be included in Working Capital Requirements or in the calculation of Saving or Loss Before Taxes as such terms are defined in Section 1 hereof.

               g. Following nomination by Southern States and approval by the Board of Directors of Orange-Madison, Southern States shall employ, for and on behalf of Orange-Madison, a general manager of the Business and the Managed Assets. Such general manager shall secure such cooperation and working relations between Orange-Madison and Southern States as is necessary for efficient and satisfactory operations of the Business and the Managed Assets. If such general manager is found by Southern States and the Board of Directors of Orange-Madison to have mismanaged the Business and the Managed Assets, Southern States, following consultation with the Board of Directors of Orange-Madison, shall replace such general manager with another person nominated and approved in the manner provided in this Section 2(g).

               h. During the Term of this Agreement, in connection with the presentation and discussion of the annual budget for the Business and the Managed Assets, the Board of Directors of Orange-Madison, following consultation with Southern States, shall determine and establish a merit fund to be used by Southern States to effect compensation increases to the employees of the Business and the Managed Assets. The compensation (including any increase in compensation) of each of the employees of the Business and the Managed Assets shall, with the advice of the Board of Directors of Orange-Madison, be determined by Southern States.

               i. Notwithstanding anything herein to the contrary, the Board of Directors of Orange-Madison shall retain all corporate powers granted to them by the Articles of Incorporation and By-laws of Orange-Madison or by applicable law, including without limitation the power to retain attorneys, auditors, engineers, and similar advisors.

          3.   Working Capital and Fixed Asset Requirements.
               --------------------------------------------

               a. All Working Capital Requirements in connection with the Business and Managed Assets shall be provided by Southern States at the Advance Account Rate, which shall be the same rate of interest charged by Southern States to other affiliated local cooperatives. All capital provided by Southern States shall be, at Southern States' sole discretion, on open account or on the basis of negotiable notes executed by Orange-Madison, and Orange-Madison, through its officers and directors, agrees to furnish from time to time any collateral for such advances that may be required by Southern States, including without limitation a first lien security interest in inventory (other than that included in Excluded Assets) and proceeds therefrom financed by working capital provided by Southern States. Orange-Madison at all times shall have the privilege of raising a part of all of its capital requirements by the sale of its own investment stock or securities.

               b. All Fixed Capital Requirements shall be advanced by Southern States, upon the recommendation of the general manager and the approval of the Board of Directors of Orange-Madison, provided that no year shall the amount committed for, or advanced with respect to, Fixed Capital Requirements exceed Orange-Madison's prior year depreciation expense associated with the Managed Assets.

          4.   Calculation of Savings or Loss Before Taxes and Operating Losses.
               ----------------------------------------------------------------

               a. Pursuant to, and in accordance with the provisions and restrictions of Section 2(b) hereof, Southern States shall calculate Savings or Loss Before Taxes and Operating Losses for each year during the Term and shall submit such calculations for the review and approval of the Board of Directors of Orange-Madison, or their duly appointed representative, within 120 days following the end of each calendar year during the Term hereof. Southern States will consult with the Board of Directors or its duly appointed representative and provide them with such information as is reasonably necessary to permit such a review of such calculations.

               b. In the event that the Board of Directors of Orange-Madison, or their duly authorized representative, in good faith reasonably dispute the calculation of Savings of Loss Before Taxes and Operating Losses submitted by Southern States pursuant to Section 4(a) hereof, such calculations shall be submitted to an independent accounting firm, mutually acceptable to the Board of Directors of Orange-Madison and to Southern States, with the cost being borne equally by Southern States and Orange-Madison. The findings of such independent accounting firm shall be conclusive and binding on both Southern States and the Board of Directors of Orange-Madison.

          5.   Proceeds of Existing Current Assets.
               -----------------------------------

               a. As soon after the Effective Date as shall be practicable, not to exceed ten (10) days from the Effective Date, Southern States and representatives of Orange-Madison shall take a physical inventory of the merchandise inventory of Orange-Madison, other than that inventory which is a part of the Excluded Assets (the "Inventory"). Only items that are normally merchandised for resale are to be included in the Inventory. Southern States and Orange-Madison shall value such Inventory that is in good, saleable condition at cost or market (in quantities purchased by Orange-Madison), whichever is lower, plus freight in. All damaged, obsolete, or unsaleable Inventory shall be discounted and valued in accordance with its conditions, age, and potential resale value.

               b. On the Effective Date, Southern States shall advance to Orange-Madison, pursuant to and in accordance with the provisions of Section 3 hereof (including without limitation the provisions thereof requiring the execution of Orange-Madison of notes and such other documents as shall be necessary to create a first lien security interest in favor of Southern States), an amount equal to the sum of the following: (i) the amount of cash on hand or otherwise owned or held by Orange-Madison on the Effective Date; and (ii) the amount determined by multiplying the book value of the accounts receivable of Orange-Madison on the

Effective Date by .85. Following completion of the inventory described in
Section 5(a) hereof, Southern States shall advance to Orange-Madison an amount equal to the value of the Inventory of Orange-Madison as determined pursuant to
Section 5(a) hereof. The amounts thus advanced shall, in addition to all proceeds from the sale or other disposition of Existing Current Assets, be held and applied in accordance with Section 5(c) hereof. The valuations determined for Inventory and accounts receivable shall be reflected in the financial statements of Orange-Madison immediately prior to the Effective Date.

               c. All proceeds derived form the sale or other disposition of Existing Current Assets (except for proceeds of those Existing Current Assets with respect to which Southern States has made an advance pursuant to Section 5(b) hereof which proceeds have been set aside pursuant to Section 5(b) hereof) shall be set aside and held in escrow pursuant to, and in accordance with the terms of the Escrow Agreement attached hereto as Appendix II and incorporated herein by reference (the "Escrow Agreement"). The Escrow Agreement generally shall provide that the proceeds derived from the sale or disposition of Existing Current Assets shall be set aside and applied to (i) provide a $50,000.00 fund for such purposes as the Board of Directors of Orange-Madison shall direct pursuant to Section 2(i) hereof, (ii) pay down by $1,000,000.00 the working capital loan extended to Orange-Madison by CoBank, (iii) pay down trade creditors of Orange-Madison other than Southern States, (iv) provide a fund for Environmental Expenses and Claims associated with the Managed Assets. Following expiration or termination of the Escrow Agreement, the proceeds derived from the sale or disposition of Existing Current Assets shall continue to be set aside by Orange-Madison. Orange-Madison shall be solely responsible for applying such proceeds (w) to provide a fund for Environmental Expenses and Claims associated with the Excluded Assets, (x) repairs and improvements to property, plant, and equipment (which repairs, improvements, and additions relate to the Excluded Assets and are capitalized in accordance with Southern States' policies and procedures as they exist from time to time) (y) to pay for all other costs or expenses not described in, or funded pursuant to, Section 3 above, up to the cumulative amount of $100,000.00, and thereafter (z) to pay down any loans extended to Orange-Madison by CoBank.

          6.   Operating Losses. In the event Orange-Madison experiences
               ----------------
Operating Losses during the Term of this Agreement, Southern States shall cover, bear, or otherwise absorb such losses. As defined in Section 1 hereof, "Operating Losses" do not include Environmental Expenses and/or Claims relating to any Environmental Conditions or Environmental Noncompliance existing at the Effective Date or any Environmental Expenses and/or Claims relating directly or indirectly to the Excluded Assets.

          7.   Commodities and Supplies.
               ------------------------

               a. Southern States shall make available to Orange-Madison all commodities and supplies manufactured, processed, assembled, handled, or distributed by it. Orange-Madison agrees to use the wholesale facilities and services of Southern States as its principal source of supply for all such commodities and supplies, recognizing that farmers can perform such services for themselves through their own wholesale plants at cost to Orange-Madison and its members. Southern States' commodities and supplies shall be sold or furnished to Orange-Madison at "service guide" prices (as established from time to time by Southern States) or less.

               b. This section shall in no way preclude Orange-Madison from handling commodities and supplies manufactured, processed, assembled, handled, or distributed by others or performing local custom services that may be beneficial to local patrons.

          8.   Services and Operations of Orange-Madison. No new services or
               -----------------------------------------
operations shall be undertaken or existing services or operations discontinued by, or on behalf of, Orange-Madison until the same have been approved by the Board of Directors of Orange-Madison. In addition, no indebtedness secured by any interest in the Managed Assets shall be incurred by Orange-Madison without Southern States' prior written consent.

          9.   Purchases and Commodities. Southern States shall supervise and/or
               -------------------------
make purchases of commodities and supplies for the Business and Managed Assets, which purchases shall be for the account of Orange-Madison and shall be charged to Orange-Madison's account. Southern States may make contracts for the account of the Business and Managed Assets of Orange-Madison in the regular course of its Business, including contracts for marketing its products or the products of members or patrons marketing through Orange-Madison, and contracts of agency, including agreements whereby Orange-Madison shall act as agent for the sale of farm machinery, farm, garden, orchard, and other supplies, materials, and equipment used by farmers, and arrange all the terms thereof, all in accordance with policies previously determined by the Board of Directors of Orange-Madison, but without the necessity of specific authority from the Board for any individual transaction or any series of transactions.

          10.  Operating Expenses and Accounts. Southern States shall be
               -------------------------------
authorized to draw upon funds of Orange-Madison (other than the funds described in Section 5 above) as shall be required to properly carry on the operations of the Business and Managed Assets of Orange-Madison, and Southern States shall at all times keep accurate accounts of its receipts and disbursements with respect to the Business and Managed Assets of Orange-Madison and shall repay any advances made by Orange-Madison and not expended in its behalf by Southern States in connection with the Business and Managed Assets within thirty (30) days after demand by Orange-Madison, less any amount that may be due Southern States from Orange-Madison.

          11.  Insurance. Unless Orange-Madison already has in full force and
               ---------
effect coverage satisfactory to Southern States covering all identifiable known exposures, Orange-Madison authorizes and directs Southern States to obtain or attempt to obtain, for and on behalf of Orange-Madison, all insurances and bonds with respect to the Business and the Managed Assets usually carried by like businesses providing local farm supply or petroleum services. Such insurance or bonds will include, but not be limited to:

               a. All risk or specified perils property insurance covering the physical assets of buildings, machinery and equipment, furniture and fixtures, and stocks of merchandise on an actual cash value or replacement cost basis;

               b.   Workmen's Compensation;

               c.   All fidelity, license, and permit bonds;

               d. Comprehensive general and automotive liability in limits not less than $1,000,000 single limit bodily injury and property damage;

               e. Crime coverages to include burglary (merchandise and/or safe) and robbery;

               f.   Automobile physical damage comprehensive and collision;

               g.   Owned cargo while being transported;

               h.   Director and officer liability; and

               i. Such other coverages as needed for data processing equipment or other unique exposures.

          Specific coverage shall be effected promptly by Southern States upon notification of the necessity for same to the Board of Directors of Orange-Madison. Southern States is hereby granted wide discretion in arranging for insurance and bond coverage for Orange-Madison with respect to the Business and Managed Assets and the selection of insurance or indemnity companies or other means of effecting insurance coverage shall be also in the sole discretion of Southern States. Orange-Madison agrees to pay all premiums and other costs of said insurance coverage promptly upon receipt of the notice of the same, which premiums and other costs shall be included in the calculation of Savings or Loss Before Taxes as such term is defined in Section 1 hereof.

          12.  Payment of Patronage Refunds. Orange-Madison agrees that payment
               ----------------------------
of patronage refunds to patrons can have an important bearing upon the operations of Orange-Madison, and that it will, therefor, first consult with Southern States before such patronage refunds are authorized by the Board of Directors of Orange-Madison.

          13.  Accounting. Pursuant to, and in accordance with, the provisions
               ----------
and restrictions of Section 2(b) hereof, Orange-Madison agrees (i) to follow all accounting practices prescribed by Southern States with respect to the Business and the Managed Assets, (ii) to conform its accounting practices with respect to the Excluded Assets to those prescribed by Southern States with respect to the Business and the Managed Assets, and (iii) to permit accountants, or other persons designated by Southern States to audit and inspect its books and records at such times as Southern States may deem advisable. Southern States shall be required to make at least one audit of the affairs of the Business and the Managed Assets (an "Internal Compliance Audit") during the Term of this Agreement. Southern States shall review the results of such Internal Compliance Audits with the Board of Directors of Orange-Madison from time to time. Any audits other than the Internal Compliance Audits desired by the Board of Directors of

Orange-Madison shall be paid by Orange-Madison and the cost thereof shall not be included in the calculation of Savings or Loss Before Taxes as such term is defined in Section 1 hereof.

          14.  Policy Against Conflicts of Interest. It shall be the policy of
               ------------------------------------
Orange-Madison to enter into no contract or agreement with any officer or director whereby such officer or director would receive any financial benefits, direct or indirect, differing in any way from the business relations accorded regular members of Orange-Madison, or any other kind of contract differing from terms generally current. Neither shall Orange-Madison purchase goods or services from any officers or directors (except farm products produced by such officer or director), nor shall it employ any spouse, parent, son or son-in-law, daughter or daughter-in-law, of any officers or directors.

          15.  Credit Policy. Orange-Madison agrees that at the first meeting of
               -------------
its Board of Directors following the execution of this Agreement, the credit policy described on Appendix III attached hereto and incorporated herein by reference shall be duly adopted.

          16.  Term and Termination.
               --------------------

               a.   Term. The term of this Agreement (the "Term") shall commence
                    ----
on the Effective Date, and shall terminate, unless sooner terminated as provided in Section 16(b) hereof on December 31, 1993 (the "Termination Date").

               b.   Termination. This Agreement may be terminated by mutual
                    -----------
consent of Orange-Madison and Southern States. In addition, either party may immediately terminate this Agreement if the other party (i) is in default of any material provision of this Agreement and continues in default for a period of ten (10) days following notice by the nondefaulting party, or (ii) files a petition for bankruptcy or reorganization under the Federal Bankruptcy Act or makes an assignment for the benefit of creditors, or (iii) is guilty of any fraudulent act or of willful withholding of any funds, payments or property of the other party or to which the other party lawfully is entitled.

               c. On or before the Termination Date or any sooner termination hereof, all amounts and monies that may be due and owing to Southern States by Orange-Madison shall be and become immediately due and payable.

               d. As soon as practicable following the Termination Date, Southern States shall use its reasonable efforts to deliver to Orange-Madison all material records generated or maintained by Southern States with respect to the Business and the Managed Assets during the Term hereof.

          17.  Treatment/Handling of Excluded Assets.
               -------------------------------------

               a. Orange-Madison shall retain all responsibility for the management and operation of the Excluded Assets. Such management and operation shall include the following: (i) management, management supervision, credit administration, accounting (including tax accounting), internal auditing, procurement and training of personnel; (ii) general management for legal, real estate, engineering, traffic, information and publicity, marketing and merchandising matters; and (iii) other activities in the management and operation of the Excluded Assets.

               b. Any and all costs associated with the activities and responsibilities described in Section 17(a) shall be paid, after the expiration or termination of the Escrow Agreement, from the proceeds from the sale or other disposition of the Existing Current Assets and shall not be included in the calculation of Savings or Loss Before Taxes as such term is defined in Section 1 hereof.

               c. Southern States shall have no control or authority over the activities of the Excluded Assets and shall not participate in the management or operation of the Excluded Assets. Upon request by Southern States, Orange-Madison shall provide information to Southern States regarding Orange-Madison's management and operation of the Excluded Assets for information purposes. Such communication shall not be construed as control or authority by Southern States over the Excluded Assets.

          18.  Treatment/Handling of Environmental Conditions and Environmental
               ----------------------------------------------------------------
Noncompliance Relating to the Managed Assets.
--------------------------------------------

               a. The parties acknowledge that the Managed Assets, which will be operated henceforth by Southern States by this Agreement, have certain Environmental Conditions and/or Environmental Noncompliance as of the Effective Date of this Agreement. With respect to existing Environmental Conditions or Environmental Noncompliance, and without in any way limiting the scope of Orange-Madison's obligations under Sections 19(a) and (b) hereof, Orange-Madison will be responsible for all investigations, studies, cleanup, corrective action or response or remedial action, including defense costs, required by any local, state or federal government agency now or hereafter authorized to regulate environmental matters (hereinafter "Governmental Entities"), or by any consent decrees or court or administrative order now or hereafter applicable to the Business and Managed Assets, or by any federal, state or local law, regulation, rule or ordinance now or hereafter in effect.

               b. Orange-Madison shall pay all costs in connection with any investigations, studies, cleanup, repair and remedial action relating to the matters acknowledged in 18(a) including, without limitation, all capital improvements, installation, operation, maintenance, testing, monitoring costs, preparation of plans, designs, applications, studies and reports by or for Governmental Entities or other regulating agencies, the preparation of closure or other required plans, the retention of legal counsel, engineers and other expert consultants. The parties acknowledge that the proceeds held in escrow pursuant to the Escrow Agreement shall be used, in part, to pay the costs listed in the preceding sentence but further acknowledge that such proceeds shall not limit or be deemed to limit the liability of Orange-Madison to pay all such costs.

               c. Southern States shall have the right to control and manage all investigations and any environmental cleanup, remediation or related activities relating to matters acknowledged in 18(a).

               d. In the event that Environmental Conditions or Environmental Noncompliance (other than that described in Section 18(a) hereof) arise at the Managed Assets subsequent to the date hereof, Southern States shall promptly notify Orange-Madison of any such Environmental Conditions or Environmental Noncompliance, but Southern States shall have the exclusive right to control and manage the resolution of such issues. Orange-Madison will pay all reasonable costs incurred by Southern States in defending and correcting the conditions that constitute Environmental Conditions or Environmental Noncompliance, which costs shall be included in the calculation of Savings or Loss Before Taxes as such term as defined in Section 1 hereof. The provisions of this Section 18 do not diminish Orange-Madison's obligations under Section 19(a) and (b) hereof.

          19.  Miscellaneous.
               -------------

               a.   General Indemnification. Orange-Madison shall indemnify and
                    -----------------------
hold Southern States and its officers, directors, employees, agents, members, and affiliates harmless from and against any and all losses, damages, costs, and out-of-pocket expenses, including reasonable attorney's and other expert's fees, incurred by them and arising out of or resulting from (i) the ownership or operation of the Excluded Assets, (ii) the ownership or operation of the Managed Assets either before or after the term of this Agreement, or (iii) the business and operations of Orange-Madison, the management of which business and operations are not expressly assumed by Southern States hereunder.

               b.   Environmental Indemnification. Orange-Madison agrees to
                    -----------------------------
indemnify, defend by counsel acceptable to Southern States and hold harmless Southern States, its subsidiaries, affiliates, successors and assigns and their respective directors, officers, employees, shareholders, representatives and agents (hereinafter for the purposes of this Section referred to collectively as "Southern States") from and without limitation, diminution in value, losses, liabilities and expenses, lawsuits, deficiencies, interest, penalties, attorneys' fees and all amounts paid in defense or settlement of the foregoing whether or not arising out of third-party claims, which may be imposed upon or incurred by Southern States or asserted against Southern States by any other party or parties (including Governmental Entities), in connection with any Environmental Conditions or Environmental Noncompliance arising out of, resulting from or attributable to, the assets, business or operations of Orange-Madison, Orange-Madison's predecessors in interest, including, without limitation, any Claims, Expenses, losses, liabilities, etc., resulting from the alleged exposure of any person to Environmental Conditions or Environmental Noncompliance, regardless of whether such Environmental Conditions or Environmental Noncompliance or exposure resulted from activities of Orange-Madison or Orange-Madison's agents, representatives, employees or independent contractors and the breach of any of Southern States' representatives and warranties. Orange-Madison's obligations pursuant to this Section shall exist regardless of whether Southern States is alleged or held to be strictly or jointly and severally liable.

               c.   Southern States' Indemnification. Southern States shall
                    --------------------------------
indemnify and hold Orange-Madison and its officers, directors, employees, agents, members, and affiliates harmless from and against any and all losses, damages, costs, and out-of-pocket expenses, including reasonable attorney's and other expert's fees, incurred by them and arising out of or resulting from (i) Southern States' willful and continued failure to substantially perform its obligations hereunder, or (ii) any willful conduct by Southern States pursuant to this Agreement that is unlawful, illegal, or otherwise prohibited by law. For purposes, hereof, no conduct shall be deemed "willful" unless done or omitted to be done not in good faith and without reasonable belief that the action or omission was in the best interests of the Business or the Managed Assets.

               d.   Retail Support System. Upon the expiration or termination of
                    ---------------------
this Agreement, in the event that Orange-Madison is and remains an independent, unaffiliated local cooperative and a customer of Southern States, Southern States shall grant to Orange-Madison a non-exclusive, non-transferable license for the use of the software associated with the retail support system described in Section 2 hereof and shall sell, lease, or otherwise transfer to Orange-Madison the hardware or other equipment associated therewith on substantially the same terms as such software, hardware, or other equipment is made available to other independent, unaffiliated, local cooperatives that are customers of Southern States.

               e.   Notices. All notices, requests, demands, and other
                    -------
communications required or permitted to be given hereunder (a "Notice") shall be deemed to have been duly given if in writing, signed by or on behalf of the party giving them, and delivered by hand, or sent by first class, certified, or registered mail, postage prepaid (and such Notice will be deemed to have been given as of the date delivered by hand or as of the third (3rd) business day after the date mailed), addressed:

               (1)  If to Orange-Madison, to:

                    W. W. Sanford, III
                    Post Office Box 165
                    Orange, Virginia 22960

               with a copy to:

                    Donald E. Showalter, Esquire
                    Wharton, Aldhizer & Weaver
                    100 South Mason Street
                    Harrisonburg, Virginia 22801

               (2)  If to Southern States, to:

                    Southern States Cooperative, Inc.
                    6606 West Broad Street
                    Richmond, Virginia 23260
                    Attn: N. Hopper Ancarrow, Jr., Esquire

          Such names and addresses may be changed by such a Notice.

               f.   Assignment. This Agreement and all rights and obligations
                    ----------
hereunder may not be sold, assigned, or transferred by Southern States or Orange-Madison.

               g.   Entire Agreement Modification. This Agreement, including the
                    -----------------------------
Appendices referred to herein and which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein. This Agreement may not be changed except by a writing signed by each of the parties.

               h.   Governing Law. The interpretation and enforcement of this
                    -------------
Agreement will be in accordance with the laws of the Commonwealth of Virginia.

               i.   Waiver. The failure of any party to this Agreement at any
                    ------
time or times to require performance of any provisions of this Agreement shall in no matter affect the right to enforce the same. No waiver by any party to this Agreement of any condition, or of the breach of any term, provision, warranty, representation, agreement, or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement, or covenant contained in this Agreement.

               j.   Severability. In the event that any court of competent
                    ------------
jurisdiction shall determine that any provision of this Agreement is invalid, such determination shall not affect the validity of any other provision of this Agreement which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

               k.   Section Headings: Gender. The section headings or captions
                    ------------------------
contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. The use of any gender herein shall be deemed to be or include other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa).

               l.   Counterparts. This Agreement may be executed by each party
                    ------------
upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of all of the parties to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.

               IN WITNESS WHEREOF, the parties hereof have caused this Agreement to be executed on the day and year first above written.

                                     SOUTHERN STATES COOPERATIVE,
                                      INCORPORATED


(Corporate Seal)                     By:   /s/ John Hawkins
                                         --------------------------------------

                                     Its:  Sr. Vice President and Treasurer
                                          -------------------------------------

                                     ORANGE-MADISON COOPERATIVE FARM
                                      SERVICE, INC.


(Corporate Seal)                     By:   /s/ W. W. Sanford, III
                                         --------------------------------------
                                     Its:  President
                                          -------------------------------------

                                  APPENDIX I

                                EXCLUDED ASSETS

1. Real estate and improvements, including grain bins, known as "Old Orange Feed Mill Property," which property is more specifically described as follows:

     All those four certain lots or parcels of land lying and being situate in the Town of Orange, Spotswood Magistrial District, Orange County, Virginia, at the southern Terminus of Mill Street, all as shown and described as lot #1 containing 0.6175 acres, more or less, Lot #2 containing 0.4054 acres, more or less, Lot #3 containing 0.9175 acres, more or less, and Lot #4 containing
     0.6293 acres, more or less, as containing 1.693 acres by a plat of a survey thereof by Stearns L. Coleman, C.L.S., dated December 17, 1990.

     The said property as described includes the former Orange Milling Company property, with the flour mill and "tile warehouse" buildings still standing thereon in 1986, plus a tract of railroad property, shown on the plat appended to its deed of conveyance to the Cooperative to be 0.849 acre. Also conveyed but not shown or described above is all that right, title and interest of the Cooperative in and to all that strip of adjoining land lying between the car clearance line on the north side of the C & O Ry, siding noted in the description of the tract of land hereinabove described and the center line of the said C and O Ry, siding.

     Being the same tracts or parcels of land, title to which vested in Orange-Madison Cooperative Farm Service, Incorporated, together with and subject to certain rights of way, easements and covenants, under and by virtue of the following deeds:

               (1) Deed from V. R. Shackelford and Peachy Lyne Shackelford, his wife, dated February 19, 1937, and recorded in Orange County Deed Book 110 at page 45. (Orange-Madison Cooperative Farm Bureau, Incorporated, the named Grantee in said deed, having changed its name by amendments to its charter filed with the State Corporation Commission of Virginia on October 15, 1951, to Orange-Madison Cooperative Farm Service, Incorporated.)

               (2) Deed from V. R. Shackelford and Peachy Lyne Shackelford, his wife, dated January 15, 1946, and recorded in Orange County Deed Book 125 at page 321. (Orange-Madison Cooperative Farm Bureau, Incorporated, the Grantee in said deed, having changed its name as noted in (1) above.)

               (3) Deed from the Chesapeake and Ohio Railway Company dated May 14, 1958, and recorded in Orange County Deed Book 181 at page 137.

               (4) Deed from Henry C. DeJarnette, et ux, dated March 28, 1969, and recorded in Orange County Deed Book 238 at page 392.

          This tract is subject to the reservation of a 10' easement along the northern portion of the land so conveyed, said reservation made and described in a deed from the said Henry
          C. DeJarnette to John Long in a deed dated June 15, 1936, and recorded in Orange County Deed Book 108 at page 238.

2. Inventories consisting primarily of fee, grains and feed ingredients, which inventories are in amounts usual and customary and are located at the "Old Orange Feed Mill Property" on the Effective Date.

3.   Rapidan Mill note receivable (Mel Hall note) or the proceeds therefrom.

                          RECLASSIFICATION AGREEMENT

          THIS AGREEMENT is made as of this 1st day of September, 1991, by and between ORANGE-MADISON COOPERATIVE FARM SERVICE, INC. ("Orange-Madison"), a nonstock corporation organized pursuant to the Virginia Agricultural Cooperative Association Act, and SOUTHERN STATES COOPERATIVE, INC. ("Southern States"), a corporation organized pursuant to the Virginia Agricultural Cooperative Association Act.

                                   RECITALS
                                   --------

          WHEREAS, Orange-Madison and Southern States are parties to a certain Management/Operating Agreement, dated March 1, 1991 (the "Operating Agreement"), through which Southern States renders management and related services with respect to the Managed Assets but not with respect to the Excluded Assets.

          WHEREAS, the Excluded Assets are identified on Appendix 1 to the Operating Agreement.

          WHEREAS, in accordance with the terms and conditions set forth herein, the parties desire (i) to reclassify as a Managed Asset that parcel of real property (and improvements thereon) lying and being situate in the Town of Orange, Spotswood Magisterial District, Orange County, Virginia at the southern Terminus of Mill Streets, shown and described as lot #1 containing 0.6175 acres more or less, and more specifically described on Appendix 1 to the Operating Agreement (the "Grain Facility"), and (ii) to grant Southern States a security interest in the feed, grain, and feed ingredients, which Orange-Madison owns and stores in the Grain Facility.

          WHEREAS, the parties desire that the Operating Agreement continue in full force and effect in accordance with its terms in all other respects.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, Orange-Madison and Southern States agree as follows:

          1.   Reclassification. Notwithstanding the provisions of the Operating
               ----------------
Agreement, (i) the parties hereby reclassify the Grain Facility as a Managed Asset, effective September 1, 1991 (the "Effective Date"), to be operated by Southern States in accordance with the Operating Agreement, and (ii) Orange-Madison hereby grants Southern States a security interest in the inventory at such facility, which inventory includes but is not limited to feed, grains, and feed ingredients, which security interest the parties acknowledge is evidence and perfected by the following financing statements: (a) financing statement number 910310406, which was filed with the State Corporation Commission of the Commonwealth of Virginia, on March 4, 1991, (b) financing statement number 45081, which was filed with the Circuit Court Clerk's Office in Madison County, Virginia on March 1, 1991, and (c) financing statement number 910075, which was filed with the Circuit Court Clerk's Office in Orange County, Virginia on March 1, 1991.

          2.   Term. The Grain Facility shall remain a Managed Asset and this
               ----
Agreement shall remain in effect for a period of twelve (12) months from the Effective Date (the "Initial Term"). At the end of such Initial Term, this Agreement shall be automatically renewed from year to year (each, a "Renewal Term") until and unless terminated as provided herein. Notwithstanding the foregoing, this Agreement shall not be renewed for any Renewal Term and shall expire and terminate at and as of the end of the Initial Term if Southern States shall have notified Orange-Madison, in writing, of its intent to terminate the Agreement at the expiration of the Initial Term at least sixty (60) days prior to the expiration of such Initial Term.

          3.   Termination. This Agreement may be terminated, effective at the
               -----------
end of the current Renewal Term, if any, by Southern States notifying Orange-Madison, in writing, of its intent to terminate the Agreement at least sixty
(60) days prior to the expiration of such Renewal Term. In addition, this Agreement will terminate immediately upon the termination of the Operating Agreement as provided in Paragraph 16b thereof, without any notice or other action by the parties hereunder.

          4.   Effect of Expiration or Termination.
               -----------------------------------

          a. Upon the expiration of the Initial Term or, if applicable, a Renewal Term, the Grain Facility shall cease being a Managed Asset and shall convert back to an Excluded Asset.

          b. In the event this Agreement is terminated, prior to the expiration hereof, pursuant to Paragraph 3 above, the parties rights hereunder shall be determined in accordance with Paragraph 16 of the Operating Agreement.

          5.   Miscellaneous.
               -------------

          a.   Defined Terms. All capitalized terms used herein and not
               -------------
otherwise defined shall have the meaning assigned to them in the Operating Agreement.

          b.   Notices. All notices, requests, demands, and other communications
               -------
required or permitted to be given hereunder shall be deemed to have been duly given if given in accordance with Section 19e of the Operating Agreement.

          c.   Assignment. This Agreement and all rights and obligations
               ----------
hereunder may not be sold, assigned, or transferred by Southern States or Orange-Madison.

          d.   Entire Agreement: Modification. This Agreement contains the
               ------------------------------
entire understanding of the parties hereof with respect to the subject matter contained herein. This Agreement may not be changed except by a writing signed by each of the parties.

          e.   Governing Law. The interpretation and enforcement of this
               -------------
Agreement will be in accordance with the laws of the Commonwealth of Virginia.

          f.   Waiver. The failure of any party to this Agreement at any time or
               ------
times to require performance of any provisions of this Agreement shall in no manner affect the right to enforce the same. No waiver by any part of this Agreement of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement, or covenant contained in this Agreement.

          g.   Severability. In the event that any court of competent
               ------------
jurisdiction shall determine that any provision of this Agreement is invalid, such determination shall not affect the validity of any other provision of this Agreement which shall remain in full force and effect and which shall be construed as to be valid under applicable law.

          h.   Section Headings: Gender. The section headings or captions
               ------------------------
contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. The use of any gender herein shall be deemed to be or include other genders and the use of the singular herein shall be deemed to be or include the plural (and vice versa).

          i.   Counterparts. This Agreement may be executed by each party upon a
               ------------
separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of all of the parties to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.

          IN WITNESS WHEREOF, the parties hereof have caused their duly authorized representatives to execute this Agreement on the day and year first above written.

                                     SOUTHERN STATES COOPERATIVE,
                                     INCORPORATED

(Corporate Seal)

                                      By:  /s/ Thomas M. Kirkpatrick
                                         -------------------------------------
                                      Its: Vice President Retail Division II
                                          ------------------------------------

                                      ORANGE-MADISON COOPERATIVE FARM
                                      SERVICE, INC.

(Corporate Seal)

                                      By:  /s/ W. W. Sanford, III
                                         -------------------------------------
                                      Its: President
                                          ------------------------------------

                  AMENDMENT TO MANAGEMENT/OPERATING AGREEMENT


          THIS AGREEMENT is made as of this 20th day of November, 1992, by and between ORANGE-MADISON COOPERATIVE FARM SERVICE, INC. ("Orange-Madison"), a nonstock corporation organized pursuant to the Virginia Agricultural Cooperative Association Act, and SOUTHERN STATES COOPERATIVE, INC. ("Southern States"), a corporation organized pursuant to the Virginia Agricultural Association Act.

         WHEREAS, Orange-Madison and Southern States are parties to a certain Management/Operating Agreement, dated March 1, 1991 (the "Operating Agreement"), through which Southern States renders management and related services with respect to the managed assets and provides all Working Capital Requirements in connection with the Business and Managed Assets; and

         WHEREAS, the Operating Agreement excludes funds required for retirement of Orange-Madison patron equity from the term Working Capital Requirements; and

         WHEREAS, the parties desire to amend the provisions of the Operating Agreement (i) to permit a limited retirement of Orange-Madison patron equity from Working Capital Requirements, and (ii) to require the repayment to Southern States of all Working Capital Requirements used to retire Orange-Madison patron equity from the proceeds derived from the sale of Existing Current Assets as a cost under Section 5(c)(y) of the Operating Agreement; and

         WHEREAS, the parties desire that the Operating Agreement continue in full force and effect in accordance with its terms in all other respects.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, Orange-Madison and Southern States agree as follows:

          1. Notwithstanding the definition of Working Capital Requirements contained in Section 1(u) of the Operating Agreement or any other provision of the Operating Agreement, Working Capital Requirements shall include a maximum of $30,000 in the aggregate to retire Orange-Madison patron equity to settle estates during the Term, and any extensions or renewals thereof, of the Operating Agreement. It is the intent of the parties that the funds available for such retirements be limited to a maximum of $30,000 which shall be a cumulative ceiling for the full term of the Operating Agreement, beginning March 1, 1991, and extending through December 31, 1993.

          2. Section 5(c)(y) of the Operating Agreement is amended to require that all Working Capital Requirements utilized for the retirement of patron equity shall be repaid to Southern States out of the proceeds available from the termination of the Escrow Agreement derived from the sale or other disposition of Existing Current Assets. Working Capital Requirements advanced for the retirement of patron equity shall be evidenced by a negotiable promissory note in the amount of $30,000 which shall be executed by Orange-Madison and against which existing and future advances for said retirements shall be made. The parties agree that said note shall be repaid from funds remitted to Orange-Madison pursuant to Section 8(b) of the Escrow Agreement dated as of March 1, 1991, by and between Southern States and Orange-Madison and applied by Orange-Madison as permitted by Paragraph 2 of the Management of Excluded Asset Fund Agreement dated as of March 1, 1991, by and between National Bank for Cooperatives ("CoBank") and Orange-Madison.

     IN WITNESS WHEREOF, the parties hereof have caused their duly authorize representatives to execute this Agreement on the day and year first above written.

                                   SOUTHERN STATES COOPERATIVE,
                                   INCORPORATED

(Corporate Seal)


                                   By:  /s/ John Hawkins
                                      -----------------------------------
                                   Its: Sr. Vice President & Treasurer
                                       ----------------------------------

                                   ORANGE-MADISON COOPERATIVE FARM SERVICE, INC.

(Corporate Seal)


                                   By:  /s/
                                      -----------------------------------
                                   Its: Chairman
                                       ----------------------------------

     National Bank for Cooperatives joins in the execution of the above and within Amendment to evidence its consent to same and to evidence its written consent to the application of funds as required by Paragraph 2 of the Management of Excluded Asset Fund Agreement, dated as of March 1, 1991, between National Bank for Cooperatives and Orange-Madison.

                                   NATIONAL BANK FOR COOPERATIVES



                                   By:  /s/ Thomas C. Martin
                                      -----------------------------------
                                   Its:  Assistant Vice President
                                      -----------------------------------

               THIRD AMENDMENT TO MANAGEMENT/OPERATING AGREEMENT


     THIS AGREEMENT is made as of this 1st day of April, 1993, by and between ORANGE-MADISON COOPERATIVE FARM SERVICE, INC. ("Orange-Madison"), a nonstock corporation organized pursuant to the Virginia Agricultural Cooperative Association Act, and SOUTHERN STATES COOPERATIVE, INC. ("Southern States"), a corporation organized pursuant to the Virginia Agricultural Cooperative Association Act.

     WHEREAS, Orange-Madison and Southern States are parties to a certain Management/Operating Agreement, dated March 1, 1991, as amended in September 1991 and November 1992, (the "Operating Agreement"), through which Southern States renders management and related services with respect to the managed assets and provides all Working Capital Requirements in connection with the Business and Managed Assets; and

     WHEREAS, the parties desire to amend the provisions of the Operating Agreement (i) to provide for the adoption by Orange-Madison of certain of the Southern States benefit plans and employee vacation and sick leave policies, and
(ii) to provide for the automatic renewal of the Operating Agreement from year to year after December 31, 1993; and

     WHEREAS, the parties desire that the Operating Agreement, as amended, continue in full force and effect in accordance with its terms in all other respects.


                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, Orange-Madison and Southern States agree as follows:

     1.   The Operating Agreement is amended to add the following provisions in
Section 19, to be designated as Sections 19(m), (n), and (p):

          19.  Miscellaneous.
               -------------

               m.   Welfare Benefit Plans. Effective as of the dates set forth
                    ---------------------
below, the Southern States Employee Welfare Benefit Plans heretofore adopted by Southern States for the benefit of its employees shall be, and hereby are, adopted (together with all the included plans) as the Employee Welfare Benefit Plans of Orange-Madison for the benefit of its employees, (and Directors, in the case of the Travel Accident Plan), and all amendments and modifications of said Plans hereafter approved by the Board of Directors of Southern States (or where appropriate, the Employee Benefits Administrative Committee [the "EBAC"]) shall apply automatically to the employees (and Directors, where applicable) of Orange-Madison; and Southern States shall advise Orange-Madison of any such amendment hereafter adopted. Southern States is authorized to execute such instruments and to perform any and all acts as may be necessary on behalf of Orange-Madison to accept, continue in force, or amend said Plans. As of the date of this Agreement, the following are included plans and the effective dates of adoption by Orange-Madison are set forth below.

                                                                 Orange-Madison
        Name of Plan                                             Effective Date
        ------------                                             --------------
Southern States Medical Plan                                     April 1, 1993

Southern States Dental Plan                                      April 1, 1993

Southern States Term Life Plan                                   July 1, 1993

Southern States Special Accidental                               April 1, 1993
Death and Dismemberment Plan

Southern States Travel Accident Plan                             April 1, 1993

Southern States Long Term                                        April 1, 1993

Southern States Health Care                                      January 1, 1994
Spending Account

Southern State Dependent Care                                    January 1, 1994
Spending Account

Southern States Flexible Benefit Plan                            April 1, 1993

Southern States Employee Assistance Plan -                       April 1, 1993
(if applicable in geographic area)

Southern States Severance Plan                                   January 1, 1994

     (n)  Retirement Plan. Effective January 1, 1994, the Retirement Plan for
          ---------------
Employees of Southern States Cooperative, Incorporated, as amended and restated effective July 1, 1989, heretofore adopted by Southern States for the benefit of its employees shall be and hereby is, adopted as the Retirement Plan of Orange-Madison for the benefit of its employees, and all amendments and modifications of said Plan hereafter approved by the Board of Directors of Southern States (or where appropriate, the Employee Benefits Administrative Committee [the "EBAC"] or the Employee Benefits Investment Committee [the "EBIC"]) shall apply automatically to the employees of Orange-Madison; and Southern States shall advise Orange-

Madison of any such amendment hereafter adopted. Southern States is authorized to execute such instruments and to perform any and all acts as may be necessary on behalf of Orange-Madison to accept, continue in force, or amend said Plan.

          (o)  Thrift Plan. Effective January 1, 1994, the Southern States
               -----------
Thrift Plan and Trust, as amended and restated effective January 1, 1987, heretofore adopted by Southern States for the benefit of its employees shall be and hereby is, adopted as the Thrift Plan of Orange-Madison for the benefit of its employees, and all amendments and modifications of said Plan hereafter approved by the Board of Directors of Southern States (or where appropriate, the Employee Benefits Administrative Committee [the "EBAC"] or the Employee Benefits Investment Committee [the "EBIC"]) shall apply automatically to the employees of Orange-Madison; and Southern States shall advise Orange-Madison of any such amendment hereafter adopted. Southern States is authorized to execute such instruments and to perform any and all acts as may be necessary on behalf of Orange-Madison to accept, continue in force, or amend said Plan.

          (p)  Vacation and Sick Leave Policies. Effective January 1, 1994, the
               --------------------------------
vacation and sick leave policies of Orange-Madison shall be the same as the present vacation and sick leave policies of Southern States effective January 1, 1994. Changes to these policies shall be subject to the approval of the Board of Directors of Orange-Madison.

     2. Section 16(a) of the Operating Agreement is amended to read as follows:

          (a)  Term. The term of this Agreement (the "Term") shall commence on
               ----
the Effective Date and continue in full force and effect through December 31, 1993, and shall continue, unless sooner terminated as provided in Section 16(b) hereof, from year to year thereafter until terminated by either party hereto by the giving of at least sixty (60) days' prior written notice to the other party of its intention to terminate at the end of the then current calendar year (the "Termination Date").

     IN WITNESS WHEREOF, the parties hereof have caused their duly authorized representatives to execute this Agreement on the day and year first above written.

                                     SOUTHERN STATES COOPERATIVE,
                                        INCORPORATED

(Corporate Seal)

                                     By:   /s/ M. T. Ragsdale
                                         --------------------------------------
                                     Its: Executive Vice President and Chief
                                          Operating Officer


                                     ORANGE-MADISON COOPERATIVE FARM
                                        SERVICE, INC.

(Corporate Seal)

                                     By:   /s/
                                        ---------------------------------------
                                     Its:  Chairman of Board
                                         --------------------------------------

              FOURTH AMENDMENT TO MANAGEMENT/OPERATING AGREEMENT


     THIS AGREEMENT is made as of this 1st day of February, 1994, by and between ORANGE-MADISON COOPERATIVE FARM SERVICE, INC. ("Orange-Madison"), a nonstock corporation organized pursuant to the Virginia Agricultural Cooperative Association Act, and SOUTHERN STATES COOPERATIVE, INC. ("Southern States"), a corporation organized pursuant to the Virginia Agricultural Cooperative Association Act.

     WHEREAS, Orange-Madison and Southern States are parties to a certain Management/Operating Agreement, dated March 1, 1991, as amended in September 1991, November 1992, and April 1993 (the "Operating Agreement"), through which Southern States renders management and related services with respect to the managed assets and provides all Working Capital Requirements in connection with the Business and Managed Assets; and

     WHEREAS, the parties desire to amend the provisions of the Operating Agreement to remove Southern States' obligation to cover, bear, or otherwise absorb the Orange-Madison Operating Losses, as defined in the Operating Agreement, after December 31, 1993; and

     WHEREAS, the parties desire that the Operating Agreement, as amended, continue in full force and effect in accordance with its terms in all other respects.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, Orange-Madison and Southern States agree as follows:

     1. The Operating Agreement is amended to delete in its entirety the provisions of Section 6, effective January 1, 1994.

     IN WITNESS WHEREOF, the parties hereof have caused their duly authorized representatives to execute this Agreement on the day and year first above written.

                                  SOUTHERN STATES COOPERATIVE,
                                  INCORPORATED

(Corporate Seal)
                                  By:  /s/ John Hawkins
                                     ---------------------------------
                                  Its: Sr. Vice President & CFO
                                      --------------------------------

                                  ORANGE-MADISON COOPERATIVE FARM
                                  SERVICE, INC.

(Corporate Seal)
                                  By:  /s/
                                     ---------------------------------
                                  Its: Board Chairman
                                      --------------------------------

               FIFTH AMENDMENT TO MANAGEMENT/OPERATING AGREEMENT


     THIS AGREEMENT is made as of this 1st day of May, 1994, by and between ORANGE-MADISON COOPERATIVE FARM SERVICE, INC. ("Orange-Madison"), a nonstock corporation organized pursuant to the Virginia Agricultural Cooperative Association Act, and SOUTHERN STATES COOPERATIVE, INC. ("Southern States"), a corporation organized pursuant to the Virginia Agricultural Cooperative Association Act.

     WHEREAS, Orange-Madison and Southern States are parties to a certain Management/Operating Agreement, dated May 1, 1991, as amended in September 1991, November 1992, April 1993, and February 1994 (the "Operating Agreement"), through which Southern States renders management and related services with respect to the Managed Assets and provides all Working Capital Requirements in connection with the Business and Managed Assets; and

     WHEREAS, the parties desire to amend the provisions of the Operating Agreement to reclassify as a Managed Asset that parcel of real property, together with the improvements thereon, lying and being situate in the Town of Orange, Spotswood Magisterial District, Orange County, Virginia, at the southern terminus of Mill Street, shown and described as Lot #2 containing 0.4054 acres, more or less; Lot #3 containing 0.917 acres, more or less; and Lot #4 containing
0.6293 acres, more or less, as shown on a plat of survey thereof by Stearns L. Coleman, dated December 17, 1990, and described in Appendix 1 to the Operating Agreement (the "Mill Street Facility"). Said Mill Street Facility being adjacent to the Grain Facility which was reclassified as a Managed Asset by a Reclassification Agreement, effective as of September 1, 1991; and

     WHEREAS, the parties desire that the Operating Agreement, as amended, continue in full force and effect in accordance with its terms in all other respects.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, Orange-Madison and Southern States agree as follows:

     1. The Operating Agreement is amended to reclassify the Mill Street Facility as a Managed Asset to be managed by Southern States in accordance with the Operating Agreement, effective May 1, 1994.

     IN WITNESS WHEREOF, the parties hereof have caused their duly authorized representatives to execute this Agreement on the day and year first above written.

                                  SOUTHERN STATES COOPERATIVE,
                                   INCORPORATED

(Corporate Seal)

                                  By:   /s/ John Hawkins
                                     -------------------------------------
                                   Its: Sr. Vice President & CFO
                                       -----------------------------------

                                  ORANGE-MADISON COOPERATIVE FARM
                                  SERVICE, INC.

(Corporate Seal)

                                  By:   /s/
                                     -------------------------------------
                                  Its:  Board Chairman
                                      ------------------------------------

               SIXTH AMENDMENT TO MANAGEMENT/OPERATING AGREEMENT


     THIS AGREEMENT is made as of this 2nd day of March, 1995, by and between ORANGE-MADISON COOPERATIVE FARM SERVICE, INC. ("Orange-Madison"), a nonstock corporation organized pursuant to the Virginia Agricultural Cooperative Association Act, and SOUTHERN STATES COOPERATIVE, INC. ("Southern States"), a corporation organized pursuant to the Virginia Agricultural Cooperative Association Act.

     WHEREAS, Orange-Madison and Southern States are parties to a certain Management/Operating Agreement, dated March 1, 1991, as amended in September 1991, November 1992, April 1993, February 1994, and May 1994 (the "Operating Agreement"), through which Southern States renders management and related services with respect to the Managed Assets and provides all Working Capital Requirements in connection with the Business and Managed Assets; and

     WHEREAS, the Operating Agreement and the Amendment to Management/Operating Agreement, dated November 20, 1992, limit and restrict funds required for retirement of Orange-Madison patron equity from Working Capital Requirements; and

     WHEREAS, the parties desire to amend the provisions of the Operating Agreement to permit retirement of Orange-Madison patron equity in order to settle estates (without limiting the aggregate maximum of such retirements to settle patron estates); and

     WHEREAS, the parties desire that the Operating Agreement, as amended, continue in full force and effect in accordance with its terms in all other respects.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual obligations and covenants contained herein, Orange-Madison and Southern States agree as follows:

     1. The $30,000 limitation on the retirement of Orange-Madison patron equity to settle estates is removed. (Said $30,000 limitation was set forth in the Amendment to Management/Operating Agreement, dated November 20, 1992.)

     2. Section 1(u) of the Operating Agreement is amended to add the following clause to the end of the section: ". . . except for redemptions to settle estates of deceased patrons."

          IN WITNESS WHEREOF, the parties hereof have caused their duly authorized representatives to execute this Agreement on the day and year first above written.

                                  SOUTHERN STATES COOPERATIVE,
                                   INCORPORATED

(Corporate Seal)
                                  By:   /s/ John Hawkins
                                     --------------------------------------
                                  Its:  Sr. Vice President & CFO
                                      -------------------------------------

                                  ORANGE-MADISON COOPERATIVE FARM
                                  SERVICE, INC.

(Corporate Seal)
                                  By:   /s/
                                     --------------------------------------
                                  Its:  Board Chairman
                                      -------------------------------------

                                      -2-